                                                                           [CSS]


                 THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT


         This THIRD AMENDMENT (this "Amendment"), dated as of June 1, 2004, is among CSS INDUSTRIES, INC., a Delaware corporation (the "Servicer"), CSS FUNDING LLC, a Delaware limited liability company (the "Company") and each of the entities listed on Schedule I to the Agreement (as defined below) (each, an "Originator"; and collectively, "Originators").

                                    RECITALS

         1. The Servicer, the Company and the Originators are parties to the Purchase and Sale Agreement, dated as of April 30, 2001 (as amended, supplemented or otherwise modified from time to time, the "Agreement").

         2. The Servicer, the Company and the Originators desire to amend the Agreement as hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         SECTION 1. Amendment to the Agreement.

         1.1 Clause (i) of Section 1.5 of the Agreement is hereby amended by adding the phrase "(excluding Sold Receivables)" immediately following the phrase "the Receivables" therein.

         1.2 Subsection 6.3(d) of the Agreement is hereby amended by deleting the phrase "Take any action" therein and substituting the phrase "Except as otherwise permitted under Section 1.10 of the Receivables Purchase Agreement, take any action" therefor.

         1.3 Schedule I to the Agreement is hereby amended by deleting the phrase "The Paper Magic Group, Inc." therein and substituting the phrase "Paper Magic Group, Inc. (f/k/a The Paper Magic Group, Inc.)" therefor.

         SECTION 2. Conditions to Effectiveness.

         This Amendment shall become effective as of the date hereof subject to
(i) the condition precedent that the Administrator shall have received the following, each duly executed and dated as of the date hereof (or such other date satisfactory to the Administrator), in form and substance satisfactory to the Administrator:

             (a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto; and

             (b) such other documents and instruments as the Administrator may reasonably request.

         SECTION 3. Effect of Amendment; Ratification. Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "the Purchase and Sale Agreement", "this Agreement", "hereof", "herein", or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.

         SECTION 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         SECTION 5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable conflict of laws principles.

         SECTION 6. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

                           [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                               CSS FUNDING LLC


                                               By: _____________________________
                                                   Name: _______________________
                                                   Title:_______________________



                                               CSS INDUSTRIES, INC., as Servicer


                                               By: _____________________________
                                                   Name: _______________________
                                                   Title: ______________________
























                                    S-1             Third Amendment to PSA (CSS)

                                             ORIGINATORS:

                                             BERWICK OFFRAY LLC
                                             (f/k/a Berwick Industries LLC)


                                             By: _______________________________
                                                 Name: _________________________
                                                 Title: ________________________



                                             CLEO INC


                                             By: _______________________________
                                                 Name: _________________________
                                                 Title: ________________________



                                             LION RIBBON COMPANY, INC.


                                             By: _______________________________
                                                 Name: _________________________
                                                 Title: ________________________



                                             PAPER MAGIC GROUP, INC.
                                             (f/k/a The Paper Magic Group, Inc.)


                                             By:
                                                 Name: _________________________
                                                 Title: ________________________







                                    S-2             Third Amendment to PSA (CSS)

                                             Consented and Agreed:

                                             PNC BANK, NATIONAL ASSOCIATION,
                                             as Administrator


                                             By:
                                                 Name: _________________________
                                                 Title: ________________________































                                    S-3             Third Amendment to PSA (CSS)